Exhibit H(9)

Appendix A

As of November 3, 2008, this Appendix A forms a part of the Amended, Restated and Consolidated Sub-Administration Agreement dated as of January 1, 2008 (the “Consolidated Agreement”) between State Street Bank and Trust Company, Massachusetts Mutual Life Insurance Company and the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of November 3, 2008, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds
Portfolios	Classes
MassMutual Select Aggressive Growth Fund	A, Y, S, L, N
MassMutual Select Blue Chip Growth Fund	A, Y, S, L, N
MassMutual Select Core Opportunities Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2010 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2020 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2030 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2040 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2050 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement Income Fund	A, Y, S, L, N
MassMutual Select Diversified Value Fund	A, Y, S, L, N
MassMutual Select Emerging Growth Fund	A, Y, S, L, N
MassMutual Select Focused Value Fund	A, Y, S, L, N
MassMutual Select Fundamental Value Fund	A, Y, S, L, N
MassMutual Select Indexed Equity Fund	A, Y, S, L, N, Z
MassMutual Select Large Cap Growth Fund	A, Y, S, L, N
MassMutual Select Large Cap Value Fund	A, Y, S, L, N
MassMutual Select Mid Cap Growth Equity Fund	A, Y, S, L, N
MassMutual Select Mid Cap Growth Equity II Fund	A, Y, S, L, N
MassMutual Select NASDAQ-100® Fund	A, Y, S, L, N
MassMutual Select Overseas Fund	A, Y, S, L, N
MassMutual Select Mid-Cap Value Fund	A, Y, S, L, N
MassMutual Select Small Cap Growth Equity Fund	A, Y, S, L, N
MassMutual Select Small Cap Value Equity Fund	A, Y, S, L, N
MassMutual Select Small Company Growth Fund	A, Y, S, L, N
MassMutual Select Small Company Value Fund	A, Y, S, L, N
MassMutual Select Strategic Balanced Fund	A, Y, S, L, N
MassMutual Select Strategic Bond Fund	A, Y, S, L, N
MassMutual Select Value Equity Fund	A, Y, S, L, N
MassMutual Select Diversified International Fund	A, Y, S, L, N
MassMutual Select Diversified Growth Fund	A, Y, S, L, N

MassMutual Premier Funds
Portfolios	Classes
MassMutual Premier Balanced Fund	A, Y, S, L, N
MassMutual Premier Capital Appreciation Fund	A, Y, S, L, N
MassMutual Premier Core Bond Fund	A, Y, S, L, N
MassMutual Premier Core Growth Fund	A, Y, S, L, N
MassMutual Premier Core Value Equity Fund	A, Y, S, L, N

MassMutual Premier Discovery Value Fund	A, Y, S, L, N
MassMutual Premier Diversified Bond Fund	A, Y, S, L, N
MassMutual Premier Enhanced Index Growth Fund	A, Y, S, L, N
MassMutual Premier Enhanced Index Value Fund	A, Y, S, L, N
MassMutual Premier International Bond Fund	A, Y, S, L, N
MassMutual Premier Focused International Fund	A, Y, S, L, N
MassMutual Premier Global Fund	A, Y, S, L, N
MassMutual Premier High Yield Fund	A, Y, S, L, N
MassMutual Premier Inflation-Protected Bond Fund	A, Y, S, L, N
MassMutual Premier International Equity Fund	A, Y, S, L, N
MassMutual Premier Main Street Fund	A, Y, S, L, N
MassMutual Premier Main Street Small Cap Fund	A, Y, S, L, N
MassMutual Premier Money Market Fund	A, Y, S, L, N
MassMutual Premier Short-Duration Bond Fund	A, Y, S, L, N
MassMutual Premier Small Capitalization Value Fund	A, Y, S, L, N
MassMutual Premier Small Company Opportunities Fund	A, Y, S, L, N
MassMutual Premier Strategic Income Fund	A, Y, S, L, N
MassMutual Premier Value Fund	A, Y, S, L, N
MassMutual Premier Enhanced Index Core Equity Fund	A, Y, S, L, N
MassMutual Premier Strategic Emerging Markets Fund	A, Y, S, L, N

MML Series Investment Fund
Portfolios	Classes
MML Aggressive Allocation Fund	Initial, Service
MML Asset Allocation Fund	Initial, Service
MML Balanced Allocation Fund	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Concentrated Growth Fund	I, II, Service I
MML Conservative Allocation Fund	Initial, Service
MML Emerging Growth Fund	Initial, Service
MML Equity Income Fund	Initial, Service
MML Equity Index Fund	I, II, III, Service I
MML Foreign Fund	Initial, Service
MML Global Fund	I, II, Service I
MML Growth & Income Fund	Initial, Service
MML Growth Allocation Fund	Initial, Service
MML Growth Equity Fund	Initial, Service
MML Income & Growth Fund	Initial, Service
MML Large Cap Growth Fund	Initial, Service
MML Large Cap Value Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund	Initial, Service
MML NASDAQ-100® Fund	Initial, Service
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Cap Index Fund	Initial, Service
MML Small/Mid Cap Value Fund	Initial, Service
MML American Funds® Growth Fund	Service I
MML American Funds® International Fund	Service I
MML American Funds® Core Allocation Fund	Service I

MML Series Investment Fund II
Portfolios	Classes
MML Blend Fund	Initial, Service
MML Enhanced Index Core Equity Fund	Initial, Service
MML Equity Fund	Initial, Service
MML Inflation-Protected and Income Fund	Initial, Service
MML Managed Bond Fund	Initial, Service
MML Money Market Fund	Initial, Service
MML Small Cap Equity Fund	Initial, Service
MML Small Company Opportunities Fund	Initial, Service
MML China Fund	II, Service I
MML Strategic Emerging Markets Fund	II, Service I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	STATE STREET BANK AND TRUST COMPANY

By: /s/ Eric Wietsma	By: /s/ Mike Rogers
Eric Wietsma	Mike Rogers
Title: Corporate Vice President	Title: Executive Vice President

Date: 10/14/08	Date: 10/30/08

MASSMUTUAL SELECT FUNDS	MASSMUTUAL PREMIER FUNDS

By: /s/ Nicholas Palmerino	By: /s/ Nicholas Palmerino
Nicholas Palmerino	Nicholas Palmerino
Title: CFO and Treasurer	Title: CFO and Treasurer

Date: 10/14/08	Date: 10/14/08

MML SERIES INVESTMENT FUND

By: /s/ Nicholas Palmerino
Nicholas Palmerino
Title: CFO and Treasurer

Date: 10/14/08

MML SERIES INVESTMENT FUND II

By: /s/ Nicholas Palmerino
Nicholas Palmerino
Title: CFO and Treasurer

Date: 10/14/08